UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2022
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 7.01	Regulation FD Disclosure

On April 5, 2022, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release to announce that it had filed a Technical Report Summary (“TRS”) on EDGAR disclosing mineral resources for the Company’s Wyoming ISR Hub and Spoke Project (the “Project”).

Highlights:

●	This filing marks the largest S-K 1300 uranium resource reported in the United States combining the acquired Uranium One Americas, Inc.’s (“U1A”) assets with UEC’s Reno Creek Project.

●	The Irigaray Processing Plant is the Hub central to seven satellite projects across the Powder River Basin and Great Divide Basin, four of which are fully permitted, including Reno Creek.

●	Total Measured and Indicated Resources disclosed across the assets are 61,956,200 lbs. with 56,858 tons grading 0.069% U3O8.

●	Total Inferred Resources disclosed across the assets are 7,105,700 lbs. with 5,613 tons grading 0.064% U3O8.

●
Significant potential for resource expansion with over 100,000 acres and historic resources in Wyoming, which is the most productive in-situ recovery (“ISR”) uranium mining region in the western hemisphere.

Background:

●	As a U.S. domestic and domiciled company, UEC is now reporting all mineral resources in accordance with Item 1302 of Regulation S-K (“S-K 1300”);

●
S-K 1300 was adopted by the SEC to modernize mineral property disclosure requirements for mining registrants and to align U.S. disclosure requirements more closely for mineral properties with current industry and global regulatory standards; and

●	The mineral resource estimates set forth in this TRS have not previously been reported under the S-K 1300 format, except for the Reno Creek Project (See Company release dated February 9, 2022).

The TRS was prepared under S-K 1300 and was filed on April 4, 2022 with the SEC through EDGAR on Form 8-K and is also available on SEDAR as a “Material Document” filed on April 4, 2022. The TRS was prepared on behalf of the Company by WWC Engineering, of Sheridan, Wyoming.

Amir Adnani, President and CEO stated: “We are very pleased with the conversion of U1A’s historical resources into fully compliant S-K 1300 resources. The compliant values further validate the Company’s U1A acquisition and provides important technical data that we will employ in implementing our Wyoming Hub and Spoke uranium extraction plans. The ~62M pounds of Measured and Indicated Resources and the ~7M pounds of Inferred Resources outlined in the TRS filing, represent the largest S-K 1300 resource summary completed and filed to date. These considerable permitted Wyoming resources coupled with our Texas permitted projects, positions UEC to lead the resurgence of U.S. uranium production. At a time of unprecedented geopolitical events and risks, fully permitted and low-cost ISR projects in the United States will be critical and should carry a premium moving forward.”

About the Wyoming Asset Hub and Spoke In-Situ Recovery Project

The Project consists of the Irigaray, Christensen Ranch, Moore Ranch, Reno Creek, Ludeman, Allemand-Ross, Barge and the Jab/West Jab project areas located in Johnson, Campbell, Converse and Sweetwater Counties, Wyoming. Irigaray and Christensen Ranch have collectively been referred to as the Willow Creek Project, with the Irigaray Central Processing Plant (“CPP”) as the processing plant for that project and with Christensen Ranch as a licensed and permitted satellite ion exchange plant. For the purposes of this TRS, the Irigaray and Christensen Ranch project areas and associated resources are referred to separately. The Irigaray CPP will serve as the ‘hub’ of the Project with the other project areas serving as satellite facilities, or the ‘spokes.’ The Irigaray, Christensen Ranch, Reno Creek, Moore Ranch, Allemand-Ross, Barge and Ludeman project areas are located in the Powder River Basin (“PRB”). The Jab/West Jab project area is located in the Great Divide Basin (“GDB”). The following map shows the Wyoming hub and spoke concept.

Christensen Ranch and Irigaray (Willow Creek): The Willow Creek area is comprised of the Irigaray and Christensen Ranch projects. Christensen Ranch is currently under care and maintenance by the Company and Irigaray is operating in a toll processing capacity. The project is located in the PRB in Campbell and Johnson Counties. The Irigaray CPP is the hub of the Project and is fully licensed, as is the Christensen Ranch satellite plant.

Moore Ranch: The Moore Ranch Project is fully permitted and was previously developed by Conoco in the early 1980’s. The project is located in the PRB in Campbell County.

Reno Creek: The Reno Creek Project is fully permitted and was primarily developed by Rocky Mountain Energy in the 1980’s. The project is located in the PRB in Campbell County. See Company release dated February 9, 2022.

Ludeman: The Ludeman Project is fully permitted, is located in the South Powder River Basin (“SPRB”) in Converse County, WY, and is comprised of the former Leuenberger, North Platte and Peterson projects developed in the late 1970’s by various other operators. Two ISR pilot plant operations were previously carried out at the Leuenberger and North Platte properties. Most of the project area was held by Power Resources (Cameco) until 2003, after which Energy Metals (precursor to U1A) acquired the properties.

Allemand – Ross: The Allemand-Ross Project is located in Converse County within the SPRB. The project was originally drilled and developed by Conoco beginning in the late 1960’s. The mineralized trends are northerly extensions of those at Cameco’s Smith Ranch/Highland Uranium Project.

Barge: The Barge Project is located in Converse County, WY, in the SPRB. It is near the site of the former Bear Creek Uranium Mine operated by Rocky Mountain Energy in the 1970’s and 80’s. The majority of the mineralization is within deeper trends not developed previously.

Jab/West Jab: The Jab Project is located in the GDB in Sweetwater County, WY. The project area was extensively explored during the 1970’s through the mid 1980’s with the principal exploratory work and drilling completed by Union Carbide Corporation and Western Nuclear Corporation. In 2006 and 2007, U1A conducted exploratory and verification drilling on portions of the project.

Resource Disclosure

Mineral resources were estimated separately for each of the Project areas. The results of the estimation of measured and indicated mineral resources for the Project are reported in Table 1 and inferred mineral resources are reported in Table 2.

Table 1. Wyoming Properties Measured and Indicated Resources Summary

Mineral Resource	GT Cutoff	Average Grade % eU3O8	Ore Tons (000s)	eU3O8 (Pounds)
Irigaray
Measured	N/A	N/A	0	0
Indicated	0.25	0.076	3,881	5,899,000
Total Measured and Indicated	0.25	0.076	3,881	5,899,000
Christensen Ranch
Measured	N/A	N/A	0	0
Indicated	0.25	0.073	6,555	9,596,000
Total Measured and Indicated	0.25	0.073	6,555	9,596,000
Moore Ranch
Measured	0.30	0.060	2,675	3,210,000
Indicated	N/A	N/A	0	0
Total Measured and Indicated	0.30	0.060	2,675	3,210,000
Reno Creek
Measured	0.20	0.043	14,990	12,920,000
Indicated	0.20	0.039	16,980	13,070,000
Total Measured and Indicated	0.20	0.041	31,970	25,990,000
Ludeman
Measured	0.25	0.094	2,674	5,016,900
Indicated	0.25	0.088	2,660	4,696,900
Total Measured and Indicated	0.25	0.091	5,334	9,713,800
Allemand-Ross
Measured	0.25	0.085	246	417,000
Indicated	0.25	0.066	32	42,400
Total Measured and Indicated	0.25	0.083	278	459,400

Barge
Measured	N/A	N/A	0	0
Indicated	0.25	0.051	4,301	4,361,000
Total Measured and Indicated	0.25	0.051	4,301	4,361,000
Jab/West Jab
Measured	0.25	0.072	1,621	2,335,000
Indicated	0.25	0.077	253	392,000
Total Measured and Indicated	0.25	0.073	1,874	2,727,000
Project Totals
Measured			22,206	23,898,900
Indicated			34,662	38,057,300
Total Measured and Indicated			56,868	61,956,200

Notes:
1 Sum of Measured and Indicated tons and pounds may not add to the reported total due to rounding.
2 Measured and Indicated Mineral Resources as defined in 17 CFR § 229.1300.
3 Resources are reported as of December 31, 2021.
4 All reported resources occur below the static water table.
5 The point of reference for mineral resources is in-situ at the Project.
6 Mineral resources that are not mineral reserves do not have demonstrated economic viability.

Table 2. Wyoming Properties Inferred Resources Summary

Mineral Resource	GT Cutoff	Average Grade % eU3O8	Ore Tons (000s)	eU3O8 (Pounds)
Irigaray
Inferred	0.25	0.068	104	141,000
Christensen Ranch
Inferred	N/A	N/A	0	0
Moore Ranch
Inferred	0.30	0.047	46	43,700
Reno Creek
Inferred	0.20	0.039	1,920	1,490,000
Ludeman
Inferred	0.25	0.073	866	1,258,000
Allemand-Ross
Inferred	0.25	0.098	1,275	2,496,000
Barge
Inferred	N/A	N/A	0	0
Jab/West Jab
Inferred	0.25	0.060	1,402	1,677,000
Project Inferred Totals
Inferred			5,613	7,105,700

Notes:
1 Sum of Inferred tons and pounds may not add to the reported total due to rounding.
2 Inferred Mineral Resources as defined in 17 CFR § 229.1300.
3 Resources are reported as of December 31, 2021.
4 All reported Inferred resources except Jab/West Jab occur below the static water table. The Inferred resources at Jab/West Jab occur above the water table and may not be amenable to ISR.
5 The point of reference for mineral resources is in-situ at the Project.
6 Mineral resources that are not mineral reserves do not have demonstrated economic viability.

Summary capital and operating cost estimates are not included with the TRS since the Company is reporting the results of an initial assessment.

The technical information in this news release has been reviewed by WWC Engineering, a consultant to the Company, and by Clyde L. Yancey, P.G., Vice President-Exploration for the Company, being a qualified third-party firm and a Qualified Person under Item 1302 of Regulation S-K.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit	Description
99.1	News Release dated April 5, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 5, 2022.	URANIUM ENERGY CORP. By: /s/ Pat Obara Pat Obara, Secretary and Chief Financial Officer
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